UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 13, 2020

OZOP SURGICAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55976	35-2540672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

319 Clematis Street Suite 714 West Palm Beach FL 33401

(Address of principal executive offices, including zip code)

(866) 286-1055

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On January 16, 2020, Ozop Surgical Corp. (the “Company”) received via email from Spinal Resources, Inc (“SRI”) notice that the Exclusive Licensing Agreement dated August 23, 2019, between SRI and the Company has been revoked, as the Company did not cure the default as reported in the Current Form 8-K filed January 10, 2020.

Additionally, the Company had not cured the payment default of the Company’s Promissory Note (the “Note”), issued to SRI, dated August 26, 2019, within the ten- day cure period provided for in the Note, and SRI has accelerated the remining note balance (approximately $600,000) as immediately due.

Item 3.02	Unregistered Sales of Equity Securities.

On January 13, 2020, the Company issued 14,383,091 shares of common stock to Auctus Fund LLC (“Auctus”) in partial satisfaction of its obligations under, and the holder’s election to convert a $1,227 principal portion, a $1,436 interest portion and $500 of fees of, the Company’s convertible promissory note issued to Auctus on November 15, 2018.

On January 16, 2020, the Company issued 15,100,786 shares of common stock to Auctus in partial satisfaction of its obligations under, and the holder’s election to convert a $1,041 principal portion, a $573 interest portion and $500 of fees of, the Company’s convertible promissory note issued to Auctus on November 15, 2018.

These issuances of these shares of Company common stock were made in reliance on the exemption from registration provided by Sections 3(a)(9), 4(a)(1) and 4(a)(2) of the Securities Act as the common stock was issued in exchange for debt securities of the registrant held by each shareholder for the requisite holding period, there was no additional consideration for the exchange, there was no remuneration for the solicitation of the exchange, there was no general solicitation, and the transactions did not involve a public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

OZOP SURGICAL CORP.

Date: January 17, 2020	By:	/s/Barry Hollander
Barry Hollander
Chief Financial Officer